ForeInvestors Choice Variable Annuity

Supplement dated August 11, 2023 to your Prospectus dated May 1, 2023

(the “Prospectus”)

The following updates have been made to “Appendix B – Funds Available Under the Contract” in your Prospectus:

1.	Effective immediately, the header for the column titled “Average Annual Total Returns” is updated to correct the date to Dec. 31, 2022.

2.	Effective immediately, the information in the “Current Expenses” and the “Current Expenses + Fund Facilitation Fee” columns for the following Fund is hereby deleted and replaced as follows:

Fund Objective	Fund — Share Class Adviser / Sub-Adviser	Current Expenses	Fund Facilitation Fee	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of Dec. 31, 2022)
					1 Year	5 Year	10 Year
Seeks long-term capital growth. Income is a secondary objective.	American Century VP Value Fund – Class II(1) Adviser: American Century Investment Management, Inc.	0.86%	0.00%	0.86%	0.31%	7.68%	10.41%

(1) This Fund’s annual expenses reflect temporary fee reductions pursuant to an expense or fee waiver arrangement.

This Supplement should be retained for future reference.

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